EXHIBIT 99.1

HOLD FOR RELEASE UNTIL 6:30 am ET, May 8, 2023

Zomedica Exercises Option to Acquire Structured Monitoring Products

ANN ARBOR, Ml / ACCESSWIRE / May 8, 2023 / Zomedica Corp. (NYSE American:ZOM) ('Zomedica' or the 'Company'), today announced it has exercised its option to move forward with the acquisition of Structured Monitoring Products, Inc. (SMP), the makers of VetGuardian™ zero-touch vital signs remote monitoring system, at a previously negotiated purchase price.  Exercising this option began a period where the companies have agreed to work together to complete due diligence and negotiate a definitive acquisition agreement.

The VetGuardian system improves the quality of care of pets during recovery from surgery, and for those staying in clinic overnight by providing real time remote monitoring of the pet’s vital signs with the ability to alert staff if the vital signs exceed preset ranges. Its unique patented doppler technology allows the VetGuardian system to read vital signs in real time without wired leads, or a harness on the pet, thus allowing the pet to rest comfortably during recovery.

Zomedica has been distributing the VetGuardian system since January 2023 through its direct sales force and is currently in the process of extending its launch through U.S. animal health distributors.

The acquisition is rooted in the original convertible note investment made by Zomedica in SMP in May 2022 followed by subsequent investments in January and March of 2023. As it exercised its acquisition option, the Company paid SMP a non-refundable deposit of $250 thousand and will now conduct diligence and expects to finalize a definitive agreement which will include the price set according to the terms negotiated as part of the original investment agreement.

“Deciding to exercise the option to move forward with an acquisition of SMP is the culmination of years of work by the dedicated team at SMP, and the breakthrough technology that they have delivered for veterinarians across the country,” stated Larry Heaton, Chief Executive Officer of Zomedica. “We have been pleased with being part of launching this product into the marketplace and are excited to lead the remote, wireless monitoring animal health industry. The VetGuardian system provides for improved quality of care for pets, relief for staffing challenges faced by veterinarians, and a new revenue stream for their practices, all of which are needed by the veterinarian community,” continued Heaton.

Vik Ramprakash, Founder and CEO of Structured Monitoring Products commented, "We're thrilled to join forces with Zomedica Corp. and see this as an opportunity to expand the reach of our technology, providing pet owners and veterinarians with even more innovative solutions to improve the quality of care for animals.”

###

About Structured Monitoring Products

Based in Elyria, Ohio, Structured Monitoring Products, Inc. is committed to commercialize innovative remote sensing technology solutions to improve the quality and efficiency of animal care. SMP’s zero-touch vital signs remote monitoring platform provides veterinarians the ability to monitor stressed or aggressive animal patients without wires or wearables and to become the norm of tomorrow.

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for companion animals by focusing on the unmet needs of clinical veterinarians. Zomedica's product portfolio will include innovative diagnostics and medical devices that emphasize patient health and practice health. It is Zomedica's mission to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.ZOMEDICA.com.

Follow Zomedica

Email Alerts: http://investors.zomedica.com

LinkedIn: https://www.linkedin.com/company/zomedica

Facebook: https://m.facebook.com/zomedica

Twitter: https://twitter.com/zomedica

Instagram: https://www.instagram.com/zomedica_inc

Cautionary Statement Regarding Forward-Looking Statements - Safe Harbor

Except for statements of historical fact, this news release contains certain "forward-looking information" or "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance, or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to economic growth, demand for the Company's products, the Company's ability to produce and sell its products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: the finalization of the accounting procedures necessary to report our financial results for 2022, the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments, uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate acquisitions; uncertainty as to our ability to supply products in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Contact:

Dave Gentry

RedChip Companies Inc.

1-800-RED-CHIP (733-2447)

Or 407-491-4498

ZOM@redchip.com